CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Statement of Comprehensive Income [Abstract]
Net Income	$ 9,429	$ 9,172	$ 102,338	$ 101,342	$ 65,470
Other Comprehensive Income (Loss)
Net Changes in Fair Value of Cash Flow Hedges, net of income tax (expense) benefit	14	481	1,675	2,738	1,354
Supplemental Executive Retirement Plan (SERP) Net Loss and Prior Service Cost Amortization, net of income tax (expense) benefit	60	24	(1,725)	916	(840)
Total Other Comprehensive Income (Loss), Net of Taxes	74	505	(50)	3,654	514
Total Comprehensive Income	$ 9,503	$ 9,677	$ 102,288	$ 104,996	$ 65,984